UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2016

MyECheck, Inc.

(Exact name of registrant as specified in its charter)

Wyoming	000-55296	20-1884354
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Investment Blvd, Ste 125, El Dorado Hills, California 95628

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (844) 693-2432

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Change in Registrant’s Certifying Accountant.

(a)           Dismissal of Independent Registered Public Accounting Firm.

On June 7, 2016, MyECheck, Inc. (the “Company”) dismissed PMB Helin Donovan, LLP (“PMB”) as the Company’s independent registered public accounting firm. The decision to change the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors.

The audit reports of PMB on the consolidated financial statements of the Company for each of the two most recent fiscal years ended December 31, 2015 and December 31, 2014 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years ended December 31, 2015 and December 31, 2014 and during the subsequent interim period from January 1, 2016 through June 7, 2016 (i) there were no disagreements with PMB on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to PMB’s satisfaction, would have caused PMB to make reference to the subject matter of the disagreement in connection with its reports, and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided PMB with a copy of the disclosures in this report concurrent with its filing with the Securities and Exchange Commission (the “SEC”).

(b)           Engagement of New Independent Registered Public Accounting Firm.

Contemporaneous with the decision to dismiss PMB, the Company engaged Sadler, Gibb & Associates, LLC ("SGA") as the Company's independent registered public accounting firm effective immediately.

During the two most recent fiscal years ended December 31, 2015 and December 31, 2014 and during the subsequent interim period from January 1, 2016 through June 7, 2016, neither the Company nor anyone on its behalf consulted SGA regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that SGA concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” or a “reportable event”, each as defined in Regulation S-K Item 304(a)(1)(v), respectively.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 7, 2016		MYECHECK, INC.
	By:	/s/ Edward R. Starrs
Name: Edward R. Starrs Title: Chief Executive Officer